February 1, 2008

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated July 30, 2007

This Supplement updates certain information contained in the currently effective Ordinary and Institutional Shares Prospectus ("Prospectus") for the Quant Emerging Markets Fund, the Quant Long/Short Fund and the Quant Small Cap Fund (the "Funds"), three series funds of the Quantitative Group of Funds (the "Trust"). You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

U.S. Boston Capital Corporation (the "Distributor") has contractually agreed to reduce distribution (Rule 12b-1) fees payable to the Distributor by the Quant Emerging Markets Fund, the Quant Long/Short Fund and the Quant Small Cap Fund (the "Funds") with respect to its Ordinary Shares from 0.50% to 0.25%. As a result of the fee reduction, information with respect to the Funds provided in the Prospectus dated July 30, 2007, under the headings "SUMMARY OF FEES AND EXPENSES" and "HOW TO INVEST" are supplemented by the above information. Please refer to the Prospectus for additional information.

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©2008 U.S. Boston Capital Corporation

Distributor of the Quant Funds, member FINRA, SIPC

February 1, 2008

Supplement to the

Quant Funds Class A Shares, Ordinary and Institutional Shares

Statement of Additional Information

Dated July 30, 2007

This supplement modifies certain information in the above referenced Statement of Additional Information ("SAI"). Unless otherwise indicated, all other information included in the SAI remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the SAI. The following replaces the corresponding sections of the SAI. Please refer to the SAI for the main text of the supplemented sections.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The following is deleted from the section REAL ESTATE INVESTMENT TRUSTS ("REITs") found on page 3 of the SAI:

The current expectation is that a Fund will limit its investments in REITs to equity REITs.

MANAGEMENT OF THE FUNDS

The following replaces the Annual 12b-1 Fee Rate table under DISTRIBUTOR AND DISTRIBUTION PLAN found on page 26 of the SAI:

Each Quant Fund pays the Distributor a monthly fee at the annual rate set forth in the table below of its respective Ordinary Shares and Class A shares held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month.

	Annual 12b-1 Fee Rate as a Percent of Average Daily Net Assets Attributable to the Class
Quant Fund	Ordinary Shares	Class A Shares
Small Cap	0.25%[1]	0.25%
Long/Short	0.25%[1]	0.25%
Emerging Markets	0.25% [1]	0.25%
Foreign Value	0.25%	0.25%

1 As of February 1, 2008, the Distribution Agreement and Distribution Plan were amended to contractually reduce the annual 12b-1 fee rate from 0.50% to 0.25% for Ordinary Shares of Small Cap Fund, Long/Short Fund and Emerging Markets Fund.

1114-00-0208

©2008 U.S. Boston Capital Corporation

Distributor of the Quant Funds, member FINRA, SIPC